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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2002

                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

       1-10551                                             13-1514814
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

      Changes in Omnicom's Board of Directors are:

            o On May 22, 2002, Robert J. Callander, an outside director (age 72; Board member since 1992), resigned from the Board of Directors.

            o     On May 21, 2002, Keith L. Reinhard (age 67; Board member since
                  1986) and Allen Rosenshine (age 63; Board member since 1986), employee directors, resigned from the Board of Directors.

            o On May 21, 2002, five additional employee directors--Bernard Brochand (age 63; Board member since 1993); James A. Cannon (age 63; Board member since 1986); Jean-Marie Dru (age 55; Board member since 2001); Michael Greenlees (age 55; Board member since 2000) and Thomas L. Harrison (age 54; Board member since 1999)--left the Board as a result of not standing for re-election.

      Giving effect to the above changes and the election of directors at Omnicom's 2002 annual meeting, Omnicom's Board of Directors consists of ten members--the Chairman of the Board, the Chief Executive Officer and eight outside directors. They are:

                                                                Board
               Name                         Age             Member Since
      -------------------------            -----            ------------
      John R. Purcell                        70                 1986
      Gary L. Roubos                         63                 1986
      Bruce Crawford (Chairman)              73                 1989
      Leonard S. Coleman, Jr.                53                 1993
      John Wren (CEO)                        49                 1993
      John R. Murphy                         68                 1996
      Susan S. Denison                       56                 1997
      Peter Foy                              61                 1999
      Linda Johnson Rice                     44                 2000
      Robert Charles Clark                   58                 2002

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OMNICOM GROUP INC.

                                           By: /s/ Philip J. Angelastro
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                                                   Philip J. Angelastro
                                                   Senior Vice President,
                                                   Finance and Controller

Date:  June 5, 2002

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